ADVANCED SERIES TRUST

AST Parametric Emerging Markets Equity Portfolio

AST AQR Emerging Markets Equity Portfolio

Supplement dated January 30, 2020 to the

Currently Effective Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Prospectus and Statement of Additional Information (SAI) for the Advanced Series Trust (the Trust) relating to each of the AST Parametric Emerging Markets Equity Portfolio (the Parametric Portfolio) and the AST AQR Emerging Markets Equity Portfolio (the AQR Portfolio). The Portfolios discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have the meanings given to them in the Trust’s Prospectus and SAI.

New Subadvisory Arrangements and Name Change (Parametric Portfolio)

I.

The Board of Trustees of the Trust (the Board), on behalf of the Parametric Portfolio, approved the following changes: (i) the replacement of Parametric Portfolio Associates® LLC (Parametric) with AQR Capital Management, LLC (AQR), J.P. Morgan Investment Management, Inc. (JPM) and Martin Currie Inc. (Martin Currie) as subadvisers to the Parametric Portfolio; and (ii) changing the name of the Parametric Portfolio to “AST Emerging Markets Equity Portfolio.” These changes are expected to become effective on April 27, 2020. These changes are hereinafter referred to as the “Repositioning,” and the resulting portfolio is referred to as the “Emerging Markets Equity Portfolio.”  AQR will use a quantitative strategy to manage a portion of the Emerging Markets Equity Portfolio, and JPM and Martin Currie will use fundamental strategies to manage portions of the Emerging Markets Equity Portfolio.  The management fee rate paid by the Emerging Markets Equity Portfolio will not change.

To reflect these changes, the Prospectus and SAI relating to the Parametric Portfolio are hereby revised as follows, effective April 27, 2020:

A.	All references in the Prospectus and SAI to the “AST Parametric Emerging Markets Equity Portfolio” are hereby changed to refer instead to the “AST Emerging Markets Equity Portfolio.”

B.	All references and information in the Prospectus pertaining to Parametric are hereby removed.

C.

The description of the Parametric Portfolio’s Principal Investment Strategies in the “SUMMARY: AST Parametric Emerging Markets Equity Portfolio – INVESTMENTS, RISKS AND PERFORMANCE” section of the Prospectus is hereby deleted and replaced with the description set forth below:

In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity securities of issuers: (i) located in emerging market countries or (ii) included (or considered for inclusion) as emerging market issuers in one or more broad-based market indices.

A company will be considered to be located in an emerging market country if it is domiciled in, or derives more than 50% of its revenues or profits from, emerging market countries. Emerging market countries are generally countries not considered to be developed market countries, and therefore are not included in the MSCI World Index. Emerging market countries include countries in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe, Africa and the region comprising the former Soviet Union. Countries included in the MSCI Emerging Markets Index are considered emerging market countries.

The Portfolio’s subadvisers will invest primarily in equity and equity-related securities, which may include common stocks, preferred stock, convertible bonds, other securities convertible into common stock, depositary receipts, real estate investment trusts or securities with similar characteristics, securities of other investment companies, including exchange-traded funds (ETFs) and synthetic foreign equity securities, including international warrants. The Portfolio may invest without limit in foreign securities. The Portfolio may engage in derivative transactions as a substitute for the purchase or sale of securities or currencies, to express investment views, to manage risk exposures or to attempt to mitigate the adverse effects of foreign currency fluctuations. Such transactions may include foreign currency exchange contracts, index futures (including country index futures), equity swaps, index swaps, options and equity-linked securities (such as participation notes, equity swaps and zero strike calls and warrants).

The Portfolio is allocated among three subadvisers. AQR Capital Management, LLC uses a quantitative strategy. J.P. Morgan Investment Management, Inc. uses a fundamental strategy with an income and dividend growth focus.  Martin Currie Inc. uses a fundamental strategy with a growth emphasis. The Strategic Investment Research Group of the Manager determines the allocation among the subadvisers based on its analysis, taking into account market conditions, risks and other factors.

D.	The table in the “SUMMARY: AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO – MANAGEMENT OF THE PORTFOLIO” section of the Prospectus is hereby deleted and replaced with the table set forth below:

Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
PGIM Investments LLC		Brian Ahrens	Senior Vice President, Strategic Investment Research Group	April 2020
AST Investment Services, Inc.		Andrei O. Marinich, CFA	Vice President, Strategic Investment Research Group	April 2020
		Todd L. Kerin	Vice President, Portfolio Manager	April 2020
		Saleem Z. Banatwala	Director, Portfolio Manager	April 2020
	AQR Capital Management, LLC	Clifford S. Asness, PhD, MBA	Portfolio Manager	April 2020
		John M. Liew, PhD, MBA	Portfolio Manager	April 2020
		Andrea Frazzini	Portfolio Manager	April 2020
		Ronen Israel, MA	Portfolio Manager	April 2020
		Michael Katz, PhD	Portfolio Manager	April 2020
		Lars N. Nielsen, MSc	Portfolio Manager	April 2020
	J.P. Morgan Investment Management, Inc.	Omar Negyal	Executive Director, Portfolio Manager	April 2020
		Jeffrey Roskell	Managing Director, Portfolio Manager	April 2020
	Martin Currie Inc.	Alastair Reynolds	Portfolio Manager	April 2020
		Paul Desoisa	Portfolio Manager	April 2020
		Colin Dishington	Portfolio Manager	April 2020
		Andrew Mathewson	Portfolio Manager	April 2020
		Divya Mathur	Portfolio Manager	April 2020
		Paul Sloane	Portfolio Manager	April 2020

E.

The section of the Prospectus entitled “MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST – AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO – Principal Investment Policies” is hereby deleted and replaced with the information set forth below:

In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity securities of issuers: (i) located in emerging market countries or (ii) included (or considered for inclusion) as emerging market issuers in one or more broad-based market indices.

A company will be considered to be located in an emerging market country if it is domiciled in, or derives more than 50% of its revenues or profits from, emerging market countries. Emerging market countries are generally countries not considered to be developed market countries, and therefore are not included in the MSCI World Index. Emerging market countries include countries in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe, Africa and the region comprising the former Soviet Union. Countries included in the MSCI Emerging Markets Index are considered emerging market countries.

The Portfolio’s subadvisers will invest primarily in equity and equity-related securities, which may include common stocks, preferred stock, convertible bonds, other securities convertible into common stock, depositary receipts, real estate investment trusts or securities with similar characteristics, securities of other investment companies, including exchange-traded funds (ETFs) and synthetic foreign equity securities, including international warrants. The Portfolio may invest without limit in foreign securities. The Portfolio may engage in derivative transactions as a substitute for the purchase or sale of securities or currencies, to express investment views, to manage risk exposures or to attempt to mitigate the adverse effects of foreign currency fluctuations. Such transactions may include foreign currency exchange contracts, index futures (including country index futures), equity swaps, index swaps, options and equity-linked securities (such as participation notes, equity swaps and zero strike calls and warrants).

The Portfolio is allocated among three subadvisers. AQR Capital Management, LLC uses a quantitative strategy. J.P. Morgan Investment Management, Inc. uses a fundamental strategy with an income and dividend growth focus.  Martin Currie Inc. uses a fundamental strategy with a growth emphasis. The Strategic Investment Research Group of the Manager determines the allocation among the subadvisers based on its analysis, taking into account market conditions, risks and other factors.

F.	The following paragraph is hereby added to the section of the Prospectus entitled “HOW THE TRUST IS MANAGED – INVESTMENT SUBADVISERS”:

Martin Currie Inc. The Martin Currie group provides asset management services for a global client base of financial institutions, charities, foundations, endowments, pension funds, family offices, government agencies and investment funds.

Martin Currie Inc. is a New York corporation (No. 515904) within the Martin Currie group providing discretionary investment management services to Martin Currie’s US investors. Martin Currie Inc. is headquartered at New York Times Building, 620 Eighth Avenue, 49th Floor, New York, New York 10018 and has its UK based office at Saltire Court, 20 Castle Terrace, Edinburgh, United Kingdom, EH1 2ES. Martin Currie Inc. is regulated by the SEC in the US and the FCA in the UK.

G.

The section of the Prospectus entitled “HOW THE TRUST IS MANAGED – PORTFOLIO MANAGERS – AST Parametric Emerging Markets Equity Portfolio” is hereby deleted and replaced with the information set forth below:

       AST Emerging Markets Equity Portfolio

PGIM Investments. Brian Ahrens, Andrei Marinich, CFA, Todd L. Kerin and Saleem Z. Banatwala are jointly and primarily responsible for the Portfolio’s asset allocations.

Brian Ahrens is a Senior Vice President and Head of the Strategic Investment Research Group (SIRG) of PGIM Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his MBA in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, and CIMA certified.

Andrei Marinich, Portfolio Manager, serves as Head of Portfolio Construction for PGIM Investments' Strategic Investment Research Group (SIRG). This team is responsible for the discretionary management and risk oversight of multi-manager investment solutions. Solutions include multi-manager single asset class, liquid alternative, multi-asset target risk and outcome-oriented allocation portfolios. Prior to joining Prudential in 2000, Andrei worked for PaineWebber, Inc. (UBS) and its subsidiaries as an investment manager research analyst and prior as a senior portfolio analyst at Mitchell Hutchins Asset Management. Andrei began his investment career with Merrill Lynch in 1991. A member of the CFA Society New York and the CFA Institute, Andrei is a graduate of Rutgers University with a degree in Economics and holds the Chartered Financial Analyst (CFA) designation and the Certified Investment Management Analyst (CIMA) designation from the Wharton School of the University of Pennsylvania and the Investments & Wealth Institute.

Todd L. Kerin is a Vice President and member of the Strategic Investment Research Group's (SIRG) Portfolio Construction team. He focuses on the discretionary management of multi-manager investment solutions including risk budgeting and manager allocation within both traditional and alternative asset classes. Mr. Kerin joined PGIM Investments and SIRG in October 2006 as an investment manager research analyst. Prior to joining SIRG, he spent 12 years with Standard and Poor’s working in various capacities.  Most recently, he worked as a senior fixed income mutual fund analyst in S&P’s Credit Market Services Group. Mr. Kerin received his M.B.A. in Finance from Saint Thomas Aquinas College and a B.A. in English Literature from Western New England University.

Saleem Z. Banatwala joined PGIM Investments in February 2013 as a research analyst focused on Portfolio Construction with the Strategic Investment Research Group (“SIRG”).  Prior to joining SIRG, Mr. Banatwala worked as an analyst for a pension consulting firm, and was responsible for the development of strategic investment policy for various foundations, endowments, and corporate pension plans.  In addition to this, he conducted due diligence on various target date fund offerings for corporate defined contribution plans. Mr. Banatwala received his B.B.A. from Texas A&M University in College Station, TX.  He is a CFA charter holder and a member of the CFA Society New York.

AQR Segment. The AQR co-portfolio managers who are jointly and primarily responsible for the day-to-day management of the segment of the Portfolio managed by AQR are Clifford S. Asness, PhD, MBA, John M. Liew, PhD, MBA, Andrea Frazzini, PhD, MS, Ronen Israel, MA, Michael Katz, PhD, AM and Lars N. Nielsen, MSc.

Clifford S. Asness, PhD, MBA, is the Managing and Founding Principal of AQR. Dr. Asness cofounded AQR in 1998 and serves as its chief investment officer. He earned a BS in economics from the Wharton School and a BS in engineering from the Moore School of Electrical Engineering at the University of Pennsylvania, as well as an MBA and a PhD in finance from the University of Chicago.

John M. Liew, PhD, MBA, is a Founding Principal of AQR. Dr. Liew cofounded AQR in 1998 where he oversees research and portfolio management and is a member of the firm’s Executive Committee. Dr. Liew earned a BA in economics, and an MBA and a PhD in finance, each from the University of Chicago.

Andrea Frazzini, PhD, MS, is a Principal of AQR. Dr. Frazzini joined AQR in 2008 and is the Head of AQR’s Global Stock Selection team. He earned a B.S. in economics from the University of Rome III, an M.S. in economics from the London School of Economics and a Ph.D. in economics from Yale University.

Ronen Israel, MA, is a Principal of AQR. Mr. Israel joined AQR in 1999, is the Co-Head of Portfolio Management, Research, Risk and Trading and is a member of the firm’s Executive Committee. Mr. Israel earned a B.S. in economics and a B.A.S. in biomedical science from the University of Pennsylvania, and an M.A. in mathematics from Columbia University.

Michael Katz, PhD, AM. Dr. Katz is a Principal of AQR. Dr. Katz joined AQR in 2007 and is Head of the Portfolio Implementation and Implementation Research team where he oversees the implementation of AQR’s products and models and enhancement of the implementation process. He earned a BA in economics and a BA in Middle East history, both with honors, at Tel Aviv University, and an AM and a PhD, both in economics, from Harvard University.

Lars N. Nielsen, MSc, is a Principal of AQR. Mr. Nielsen joined AQR in 2000, is the Co-Head of Portfolio Management, Research, Risk and Trading and is a member of the firm’s Executive Committee.  Mr. Nielsen earned a B.Sc. and an M.Sc. in economics from the University of Copenhagen.

J.P. Morgan Segment. The J.P. Morgan co-portfolio managers who are jointly and primarily responsible for the day-to-day management of the segment of the Portfolio managed by J.P. Morgan are Omar Negyal and Jeffrey Roskell.

Omar Negyal, executive director, is a portfolio manager for the Emerging Markets and Asia Pacific (EMAP) Income and Total Emerging Markets strategies within the EMAP Equities team, based in London. An employee since 2012, Omar previously worked at HSBC Global Asset Management (2009-2012), Lansdowne Partners (2006-2009) and F&C Asset Management (1998-2005). Omar has an M.A. and an M.Eng. in Chemical Engineering from the University of Cambridge and is a CFA Charterholder.

Jeffrey Roskell, managing director, is a portfolio manager and head of the Income strategy within the Emerging Markets and Asia Pacific (EMAP) Equities team, based in Hong Kong. He joined the Firm in 1997 as an investment manager within the Global Equities team (previously known as the Global Portfolios Group) in Hong Kong and transferred to manage Asia Pacific portfolios in 2000. He joined the industry in 1992 as a graduate trainee with Prudential Portfolio Managers Limited in London, and subsequently specialised in managing portfolios investing in Continental European equities. Jeffrey obtained an M.A. in Economics from Cambridge University and the Investment Management Certificate from London Business School.

Martin Currie Segment. The Martin Currie co-portfolio managers who are jointly and primarily responsible for the day-to-day management of the segment of the Portfolio managed by Martin Currie are Alastair Reynolds, Andrew Mathewson, Colin Dishington, Divya Mathur, Paul Desoisa and Paul Sloane.

Alastair Reynolds. Alastair is a co-manager of Martin Currie’s global emerging markets strategy and has 28 years of investment experience. Alastair has specific responsibility for researching stocks in the automotive, transport and energy sectors. He joined Martin Currie in 2010 from SWIP, where he was research manager on its emerging markets desk and lead manager of Global Emerging Markets smaller companies and specialist for Central and Eastern European mandates. Prior to joining SWIP in 2000, Alastair was an investment manager with Edinburgh Fund Managers. He began his career with Scottish Amicable Investment Management.

Andrew Mathewson. Andrew is a co-manager of Martin Currie’s global emerging markets strategy and has 17 years of investment experience. He is responsible for researching stocks in the consumer and healthcare sectors. He joined Martin Currie in 2005 from Scottish Investment Trust, where he was an investment manager for UK equities. For over five years, he worked in Martin Currie’s Asia and global emerging markets team, as an investment manager for the global equity markets product with a research Focus on the markets of Europe, Middle East and Africa.

Colin Dishington. Colin is a co-manager of Martin Currie’s global emerging markets strategy, with responsibility for researching stocks in the communication services sector, and has 8 years of investment experience. Before re-joining Martin Currie in 2018, he worked as a research analyst at Matthews Asia, an Asia-only investment specialist. Before this, Colin worked at Martin Currie from 2010 to 2012, initially as an assistant research analyst working on global financials stocks, before progressing to assistant portfolio manager on Martin Currie’s Japan team. Colin began his professional career at Chiene & Tait Chartered Accountants. He was then at Lloyds Banking Group before joining Martin Currie.

Divya Mathur. Divya is a co-manager of Martin Currie’s global emerging markets strategy, with responsibility for technology sector research, and has 25 years of investment experience. He joined Martin Currie in 2010 from SWIP, where he was investment director on its global emerging markets strategy desk. As portfolio manager, Divya was lead manager of the Global Emerging Markets Infrastructure Fund and co-manager of the balanced mandates. As sector analyst, he was responsible for stocks across the technology and utilities sectors in emerging markets. Earlier, he spent over a decade at Henderson Global Investors in London, where he began his career as a quantitative strategist, before managing global emerging markets strategy and dedicated Indian equity portfolios for eight years.

Paul Desoisa. Paul is a co-manager of Martin Currie’s global emerging markets strategy, where he is responsible for researching stocks in the industrial and utilities sectors. He has 6 years of investment experience. He joined Martin Currie in 2013 as an investment trainee in technology, media and telecoms research before progressing into a portfolio management role with the North America team. He previously worked as a trainee actuary for Punter Southall and has undertaken internships at J.P. Morgan and Redburn Partners.

Paul Sloane. Paul is a co-manager of Martin Currie’s global emerging markets strategy and has responsibility for researching financials stocks. He has 26 years of investment experience. Paul first joined Martin Currie in 2003, leading its global financials research and co-managing its Global Financials Absolute Return Fund from 2006 to 2011 and global alpha strategy since 2013. He left the firm in 2017 and rejoined in 2018 as part of the global emerging markets strategy team. Prior to his time at Martin Currie, Paul was at Deutsche Bank, where he was responsible for specialist sales in the pan- European insurance sector. He started his career in 1993 as a trainee chartered accountant at Standard Life before moving into an investment analyst role at Standard Life Investments in 1997.

H.	The following information is hereby added to the table in Part I of the SAI entitled “Fee Waivers & Expense Limitations”:

Fee Waivers & Expense Limitations
Portfolio	Fee Waiver and/or Expense Limitation
AST Emerging Markets Equity Portfolio

The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee (after management fee waiver) and other expenses (exclusive, in all cases, of interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Portfolio expenses, such as dividend and interest expense and broker charges on short sales) do not exceed 1.30% of the Portfolio’s average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to June 30, 2022, without the prior approval of the Trust’s Board of Trustees.

I.

The table in Part I of the SAI entitled “Portfolio Subadvisers and Fee Rates” is hereby revised by replacing the information pertaining to the Parametric Portfolio with the information set forth below:

Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser	Fee Rate
AST Emerging Markets Equity Portfolio	AQR Capital Management, LLC	0.50% of average daily net assets to $250 million; 0.45% of average daily net assets from $250 million to $500 million; and 0.40% of average daily net assets over $500 million
	J.P. Morgan Investment Management, Inc.	0.48% of average daily net assets to $200 million; 0.45% of average daily net assets from $200 million to $500 million; and 0.40% of average daily net assets over $500 million
Martin Currie Inc.

0.50% of average daily net assets to $150 million;

0.40% of average daily net assets from $150 million to

$300 million;

0.35% of average daily net assets from $300 million to

$450 million; and

0.30% of average daily net assets over $450 million

J.	The table in Part I of the SAI entitled “Subadvisory Fees Paid by PGIM Investments” is hereby revised by adding a footnote (*) to the reference to “Parametric” for the Parametric Portfolio.

Reorganization of the AQR Portfolio into the Emerging Markets Equity Portfolio

II.

The Board recently approved the reorganization of the AQR Portfolio into the Emerging Markets Equity Portfolio (the Reorganization), subject to the approval of the AQR Portfolio’s shareholders. It is anticipated that a proxy statement/prospectus relating to the Reorganization will be mailed to AQR Portfolio shareholders on or about June 12, 2020, and that the special meeting of the AQR Portfolio’s shareholders will be held on July 15, 2020.

Pursuant to the Reorganization, the assets and liabilities of the AQR Portfolio would be exchanged for shares of the Emerging Markets Equity Portfolio, and AQR Portfolio shareholders would become shareholders of the Emerging Markets Equity Portfolio. No charges would be imposed in connection with the proposed Reorganization. The Emerging Markets Equity Portfolio shares to be received by the AQR Portfolio shareholders in the proposed Reorganization would be equal in value to the AQR Portfolio shares held by such shareholders immediately prior to the proposed Reorganization. Each of the AQR Portfolio and the Emerging Markets Equity Portfolio anticipate obtaining an opinion of counsel to the effect that the proposed Reorganization would not result in any adverse federal income tax consequences to either the AQR Portfolio or the Emerging Markets Equity Portfolio, or their respective shareholders. If the required shareholder approval is obtained and all required closing conditions are satisfied, including receipt of the tax opinion, it is expected that the proposed Reorganization will be completed in, or around, the third quarter of 2020, or as soon as reasonably practicable once shareholder approval is obtained.

Subsequent to the Repositioning but prior to the closing of the Reorganization, approximately 77% of the net assets currently held in the AQR Portfolio is expected to be redeemed by AQR Portfolio shareholders. So that non-redeeming shareholders who remain in the AQR Portfolio through the closing of the Reorganization are not disadvantaged by this decrease in net assets, effective April 27, 2020, the Manager will waive a portion of the management fee paid by the AQR Portfolio and/or reimburse the AQR Portfolio, so that the AQR Portfolio’s total expenses do not exceed 1.33% of the AQR Portfolio’s average daily net assets.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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